EXHIBIT 99.7

            Important Tax Information Regarding Backup Withholding

      Under the United States federal income tax laws, dividend payments that may be made by Hallmark Financial Services, Inc. (the "Company") on shares of its Common Stock, par value $0.03, issued upon the exercise of non-transferable subscription rights (the "Rights"), may be subject to backup withholding. Generally such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number ("TIN") and certifies that the number provided is correct and further certifies that such holder is not subject to backup withholding as a result of a failure to report all interest or dividend income in the past. Each Rights holder that exercises Rights and wants to avoid backup withholding should provide the Subscription Agent, as the Company's agent in respect of exercised Rights, with such holder's correct taxpayer identification number (or with a certification that such holder is awaiting a taxpayer identification number) and with a certification that such holder is not subject to backup withholding by completing Substitute Form W-9 below.

      Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Subscription Agent. Exempt holders, while not required to file Substitute Form W-9, should file Substitute Form W-9 to avoid possible erroneous backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

      If backup withholding applies, the Company or the Subscription Agent, as the case may be, will be required to withhold up to 30% of any such dividend payments made to a stockholder or other payee. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated, like any other withheld amounts, as an advance payment of the person's tax liability, and the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

 Purpose of Substitute Form W-9

      To prevent backup withholding on dividend payments, a Rights holder that exercises Rights is required to notify the Subscription Agent of such holder's correct TIN by completing the Substitute Form W-9 below and certifying on Substitute Form W-9 that the TIN provided is correct (or that such Rights holder is awaiting a TIN). In addition, the holder is required to certify on Substitute Form W-9 that it is (i) exempt from backup withholding, or (ii) not subject to backup withholding due to prior under reporting of interest or dividend income, or (iii) the Internal Revenue Service (the "IRS") has notified it that it is no longer subject to backup withholding.

 What Number to Give the Subscription Agent

      The Rights holder that exercises Rights is required to give the Subscription Agent the TIN of the record owner of the shares of Common Stock issued upon the exercise of the Rights. If such record owner is an individual, the TIN is the taxpayer's social security number. For most other entities, the TIN is the employer identification number. If the shares of Common Stock issued upon the exercise of the Rights are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidelines on what number to report. If the Subscription Agent is not provided with the correct taxpayer identification number in connection with such payments, the holder may be subject to a penalty imposed by the IRS.

                             SUBSTITUTE FORM W-9
           Payer's Request for Taxpayer Identification Number (TIN)

                          PAYERS NAME:  [__________]

 ----------------------------------------------------------------------------
 Part 1 - PLEASE PROVIDE YOUR TIN         ____________________________
 AND CERTIFY BY SIGNING AND DATING         Social Security Number or
 BELOW                                         Employer ID Number
 ----------------------------------------------------------------------------

 Part 2 - Certification - under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete. [ ]

 ----------------------------------------------------------------------------

 Part 3 - Awaiting TIN  [   ]

 ----------------------------------------------------------------------------

 Part 4 - For Payee Exempt from Backup Withholding  [   ]

 ----------------------------------------------------------------------------
 Please fill in your name and address below.

 ______________________________________________________
 Name

 ______________________________________________________
 Address (number and street)

 ______________________________________________________
 City, State and Zip Code

 Certificate Instructions - You must cross out Item (2) in Part 2 above if you have been notified by the IRS that your are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item (2). If you are exempt from backup withholding, check the box in part 4 above.

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 Signature___________________________________ Date ____________________, 2005

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         NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN
            BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU.
     PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK
                  THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

 ----------------------------------------------------------------------------
           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 30% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature__________________________________  Date _________________, 2005

 ----------------------------------------------------------------------------

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9

 Guidelines for Determining the Proper Identification Number to Give the Payer - Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

 -----------------------------------------------------------------------------
 For this            Give the            For this            Give the EMPLOYER
 type of             SOCIAL SECURITY     type of              IDENTIFICATION
 Account:            number of -         Account:             number of -
 -----------------------------------------------------------------------------

 1. Individual       The individual    8. Sole proprietorship  The owner (4)
                                          account

 2. Two or more      The actual owner  9. A valid trust,       Legal entity (5)
    individuals      of the account       estate, or pension
    (joint account)  or, if combined      trust
                     funds, any
                     one of the        10. Corporate           The corporation
                     individuals (1)

 3. Husband and      The actual owner  11. Association,        The organization
    wife (joint      of the account        club religious,
    account)         or, if joint          charitable,
                     funds, either         educational or
                     person (1)            other tax-exempt
                                           organization

 4. Custodian        The minor (2)     12. Partnership          The partnership
    account of a
    minor (Uniform                     13. A broker or          The broker or
    Gift to Minors                         registered           nominee
    Act)                                   nominee

 5. Adult and minor  The adult or, if  14. Account with the
    (joint account)  the minor is the      Department of        The public
                     only contributor,     Agriculture in the   entity
                     the minor (1)         name of a public
                                           entity (such as
 6. Account in the   The ward, minor       a State or local
   name of           or incompetent        government school
   guardian or       person (3)            district, or
   committee for                           prison) that
   a designated                            receives
   ward, minor,                            agricultural
   or incompetent                          program payments
   person

 7. a. The usual    The grantor-
   revocable        trustee (1)
   savings trust
   account
   (grantor is
   also trustee)

   b. So-called     The actual
   trust account    owner (1)
   that is not a
   legal or valid
   trust under
   State law
 ----------------------------------------------------------------------------

 (1) List all names first and circle the name of the person whose number you furnish.
 (2)  Circle the minor's name and furnish the minor's social security number.
 (3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
 (4) Provide the name of the owner. You may also enter your business or "doing business as" name. You may use either your Social Security Number or Taxpayer Identification Number (if you have one).
 (5) List all names first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

 Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9
                                    Page 2

 Obtaining a Number                     * Payments of tax-exempt interest
 If you do not have a taxpayer            (including exempt interest
 identification number or you do not      dividends under Section 852)
 know your number, obtain Form SS-5,    * Payments described in Section
 Application for a Social Security        6049(b) (5) to non-resident aliens.
 Number Card, or Form SS-4,             * Payments on tax-free covenant
 Application for Employer                 bonds under Section 1451.
 Identification Number, at the          * Payments made by certain
 local office of the Social Security      foreign organizations.
 Administration or the Internal         * Payments made to a nominee.
 Revenue Service and apply for a
 number.

 Payees Exempt from Backup Withholding  EXEMPT PAYEES DESCRIBED ABOVE MUST
 Payees specifically exempted from      STILL COMPLETE THE SUBSTITUTE FORM
 backup withholding on ALL payments     W-9 TO AVOID POSSIBLE ERRONEOUS
 include the following:                 BACKUP WITHHOLDING. FILE THE
                                        SUBSTITUTE FORM W-9 WITH THE
 * A corporation.                       PAYER, FURNISH YOUR TAXPAYER
 * A financial institution.             IDENTIFICATION NUMBER, WRITE
 * An organization exempt from tax      "EXEMPT" ON THE FACE OF THE FORM,
   under Section 501 (a) of the         AND RETURN IT TO THE PAYER. IF THE
   Internal Revenue Code of 1986,       PAYMENTS ARE INTEREST, DIVIDENDS
   as amended (the "Code"), or an       OR PATRONAGE DIVIDENDS, ALSO SIGN
   individual retirement plan.          AND DATE THE FORM.
 * The United States or any agency
   or instrumentality thereof.          Certain payments other than
 * A State, the District of Columbia,   interest, dividends, and patronage
   a possession of the United           dividends that are not subject to
   States, or any subdivision or        information reporting are also not
   instrumentality thereof.             subject to backup withholding. For
 * A foreign government, a political    details, see the regulations under
   subdivision of a foreign             Sections 6041, 6041A(a), 6045, and
   government, or any agency or         6050A of the Code.
   instrumentality thereof.
 * An international organization or     Privacy Act Notice - Section 6109
   any agency, or instrumentality       of the Code requires most
   thereof.                             recipients of dividends, interest,
 * A registered dealer in securities    or other payments to give correct
   or commodities registered in the     taxpayer identification numbers to
   U.S. or a possession of the U.S.     payers who must report the
 * A real estate investment trust.      payments to IRS. IRS uses the
 * A common trust fund operated by a    numbers for identification
   bank under Section 584(a) of the     purposes and to help verify the
   Code.                                accuracy of your tax return.
 * An exempt charitable remainder       Payers must be given the numbers
   trust, or a non-exempt trust         whether or not recipients are
   described in Section 4947(a)(1)      required to file tax returns.  Payers
   of the Code.                         may be required to withhold 30% of
 * An entity registered at all times    taxable interest, dividends and
   under the Investment Company Act     certain other payments to a payee
   of 1940.                             who does not furnish a taxpayer
 * A foreign central bank of issue.     identification number to payer.
                                        Certain penalties may also apply.

 Payments of dividends and patronage    Penalties
 dividends not generally subject to
 backup withholding include the         (1) Failure to Furnish Taxpayer
 following:                             Identification Number - If you
                                        fail to furnish your correct
 * Payments to nonresident aliens       taxpayer identification number to
   subject to withholding under         a payer, you are subject to a
   Section 1441 of the Code.            penalty of $50 for each such
 * Payments to partnerships not         failure unless your failure is
   engaged in a trade or business       due to reasonable cause and not
   in the U.S. and which have at        willful neglect.
   least one nonresident partner.       (2) Civil Penalty for False
 * Payments of patronage dividends      Information With Respect to
   where the amount received is not     Withholding - If you make a false
   paid in money.                       statement with no reasonable
 * Payments made by certain foreign     basis which results in no backup
   organizations.                       withholding, you are subject to a
                                        penalty of $500.
 Payments of interest not generally     (3) Criminal Penalty For Falsifying
 subject to backup withholding include  Information - Will- fully falsifying
 the following:                         certifications or affirmations may
                                        subject you to criminal penalties
 * Payments of interest on obligations  including fines and/or imprisonment.
   issued by individuals.  Note: You    (4) Misuse of TINs - If the
   may be subject to backup             requester discloses or uses
   withholding if this interest is      taxpayer identification numbers
   $600 or more and is paid in the      in violation of Federal law, the
   course of the payer's trade or       requester may be subject to civil
   business and you have not            and criminal penalties.
   provided your correct taxpayer
   identification number to payer.      FOR ADDITIONAL INFORMATION,
                                        CONTACT YOUR TAX CONSULTANT OR
                                        THE INTERNAL REVENUE SERVICE.